                                                                     Exhibit 2.3


PROXY                          NORTHROP GRUMMAN

               SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 26, 1998

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby appoints Richard R. Molleur and James C. Johnson, and each of them, proxies of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of Northrop Grumman Corporation which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held at the Los Angeles Airport Marriott Hotel, 5855 West Century Boulevard in Los Angeles, California on February 26, 1998 at 10:00 a.m., and at any adjournments thereof, on the following matter as indicated on the reverse side, with all the powers the undersigned would possess if personally present and voting, as specified below, and in their discretion on any other matters that may properly come before the Special Meeting and as to which discretionary authority is permitted by applicable law. If this card is signed and returned, but no choice is specified, I instruct you to vote this proxy in accordance with the Board of Directors' recommendation FOR the Merger Proposal (as defined below).

  1. THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF JULY 2, 1997, AS AMENDED, AMONG NORTHROP GRUMMAN CORPORATION, LOCKHEED MARTIN CORPORATION AND HURRICANE SUB, INC. (THE "MERGER PROPOSAL"); AND

  2. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

-------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

-------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED.                     Please mark
IF NOT OTHERWISE DIRECTED, THIS PROXY                     your vote as
WILL BE VOTED FOR PROPOSAL 1.                             indicated in   [X]
                                                          this example


 ------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
 ------------------------------------------------------------
 Proposal 1--The Merger Proposal             FOR      AGAINST
                                             [ ]        [ ]
 ------------------------------------------------------------


Signature(s) __________________________ Dated __________________________ , 1998

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                     -------------------------------------
                     PROXY                NORTHROP GRUMMAN
                     -------------------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 26, 1998
                     -------------------------------------

                     Just a reminder, the Special Meeting
                     will be held:

                            DATE:     February 26, 1998
                            TIME:     10:00 a.m.
                            LOCATION: Los Angeles Airport
                                      Marriott Hotel
                                      Los Angeles, California

                     Please return your proxy promptly.

PROXY                          NORTHROP GRUMMAN

               SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 26, 1998

  CONFIDENTIAL INSTRUCTIONS TO BANKERS TRUST COMPANY TRUSTEE FOR THE NORTHROP
                      GRUMMAN SAVINGS AND INVESTMENT PLAN

  Receipt of proxy material for the above Special Meeting is acknowledged. I instruct you to vote (in person or by proxy) all shares of Common Stock of Northrop Grumman Corporation held by you for my account under the Plan at the Special Meeting of Stockholders of Northrop Grumman Corporation to be held at the Los Angeles Airport Marriott Hotel, 5855 West Century Boulevard in Los Angeles, California on February 26, 1998 at 10:00 a.m., and at all adjournments thereof, on the following matter as indicated on the reverse side and in your discretion on any other matters that may come before the Special Meeting and as to which discretionary authority is permitted by applicable law. If this card is signed and returned, but no choice is specified, I instruct you to vote this proxy in accordance with the Board of Directors' recommendation FOR the Merger Proposal (as defined below).

  1. THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF JULY 2, 1997, AS AMENDED, AMONG NORTHROP GRUMMAN CORPORATION, LOCKHEED MARTIN CORPORATION AND HURRICANE SUB, INC. (THE "MERGER PROPOSAL"); AND

  2. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

-------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

-------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED.                     Please mark
IF NOT OTHERWISE DIRECTED, THIS PROXY                     your vote as
WILL BE VOTED FOR PROPOSAL 1.                             indicated in    [X]
                                                          this example


  ------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
  ------------------------------------------------------------
                                           FOR         AGAINST
  Proposal 1--The Merger Proposal          [ ]           [ ]

  ------------------------------------------------------------

Signature(s) __________________________ Dated __________________________ , 1998

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                     -------------------------------------
                     INSTRUCTION CARD     NORTHROP GRUMMAN
                     -------------------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 26, 1998
                     -------------------------------------

                     Dear Fellow Employee:

                        Just a reminder, your vote and
                     your investment in Northrop Grumman
                     are very important. Please complete
                     and return your Confidential
                     Instruction Card to the Trustee for
                     tabulation as soon as possible.

                                  Kent Kresa
                                  Chairman, President and
                                  Chief Executive Officer

                     Please return your proxy promptly.

PROXY                          NORTHROP GRUMMAN

               SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 26, 1998

  CONFIDENTIAL INSTRUCTIONS TO BANKERS TRUST COMPANY TRUSTEE FOR THE NORTHROP
         GRUMMAN ELECTRONIC SENSORS & SYSTEMS DIVISION SAVINGS PROGRAM

  Receipt of proxy material for the above Special Meeting is acknowledged. I instruct you to vote (in person or by proxy) all shares of Common Stock of Northrop Grumman Corporation held by you for my account under the Plan at the Special Meeting of Stockholders of Northrop Grumman Corporation to be held at the Los Angeles Airport Marriott Hotel, 5855 West Century Boulevard in Los Angeles, California on February 26, 1998 at 10:00 a.m., and at all adjournments thereof, on the following matter as indicated on the reverse side and in your discretion on any other matters that may come before the Special Meeting and as to which discretionary authority is permitted by applicable law. If this card is signed and returned, but no choice is specified, I instruct you to vote this proxy in accordance with the Board of Directors' recommendation FOR the Merger Proposal (as defined below).

  1. THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF JULY 2, 1997, AS AMENDED, AMONG NORTHROP GRUMMAN CORPORATION, LOCKHEED MARTIN CORPORATION AND HURRICANE SUB, INC. (THE "MERGER PROPOSAL"); AND

  2. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

-------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

-------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED.                 Please mark
IF NOT OTHERWISE DIRECTED, THIS PROXY                 your vote as
WILL BE VOTED FOR PROPOSAL 1.                         indicated in     [X]
                                                      this example


   --------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
   --------------------------------------------------------------
                                              FOR         AGAINST
   Proposal 1--The Merger Proposal            [ ]           [ ]

   --------------------------------------------------------------


Signature(s) __________________________ Dated __________________________ , 1998

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                     -------------------------------------
                     INSTRUCTION CARD     NORTHROP GRUMMAN
                     -------------------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 26, 1998
                     -------------------------------------

                     Dear Fellow Employee:

                        Just a reminder, your vote and
                     your investment in Northrop Grumman
                     are very important. Please complete
                     and return your Confidential
                     Instruction Card to the Trustee for
                     tabulation as soon as possible.

                                  Kent Kresa
                                  Chairman, President and
                                  Chief Executive Officer

                     Please return your proxy promptly.

PROXY                          NORTHROP GRUMMAN

               SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 26, 1998

  CONFIDENTIAL INSTRUCTIONS TO BANKERS TRUST COMPANY TRUSTEE FOR THE NORTHROP
   GRUMMAN COMMERCIAL AIRCRAFT DIVISION SALARIED SAVINGS AND INVESTMENT PLAN

  Receipt of proxy material for the above Special Meeting is acknowledged. I instruct you to vote (in person or by proxy) all shares of Common Stock of Northrop Grumman Corporation held by you for my account under the Plan at the Special Meeting of Stockholders of Northrop Grumman Corporation to be held at the Los Angeles Airport Marriott Hotel, 5855 West Century Boulevard in Los Angeles, California on February 26, 1998 at 10:00 a.m., and at all adjournments thereof, on the following matter as indicated on the reverse side and in your discretion on any other matters that may come before the Special Meeting and as to which discretionary authority is permitted by applicable law. If this card is signed and returned, but no choice is specified, I instruct you to vote this proxy in accordance with the Board of Directors' recommendation FOR the Merger Proposal (as defined below).

  1. THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF JULY 2, 1997, AS AMENDED, AMONG NORTHROP GRUMMAN CORPORATION, LOCKHEED MARTIN CORPORATION AND HURRICANE SUB, INC. (THE "MERGER PROPOSAL"); AND

  2. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

-------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

-------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED.                 Please mark
IF NOT OTHERWISE DIRECTED, THIS PROXY                 your vote as
WILL BE VOTED FOR PROPOSAL 1.                         indicated in     [X]
                                                      this example


   -------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
   -------------------------------------------------------------
                                              FOR        AGAINST
   Proposal 1--The Merger Proposal            [ ]          [ ]

   -------------------------------------------------------------


Signature(s) __________________________ Dated __________________________ , 1998

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                     -------------------------------------
                     INSTRUCTION CARD     NORTHROP GRUMMAN
                     -------------------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 26, 1998
                     -------------------------------------

                     Dear Fellow Employee:

                         Just a reminder, your vote and
                     your investment in Northrop Grumman
                     are very important. Please complete
                     and return your Confidential
                     Instruction Card to the Trustee for
                     tabulation as soon as possible.

                                  Kent Kresa
                                  Chairman, President and
                                  Chief Executive Officer

                     Please return your proxy promptly.

PROXY                          NORTHROP GRUMMAN

               SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 26, 1998

  CONFIDENTIAL INSTRUCTIONS TO BANKERS TRUST COMPANY TRUSTEE FOR THE NORTHROP
                      GRUMMAN PEI RETIREMENT SAVINGS PLAN

  Receipt of proxy material for the above Special Meeting is acknowledged. I instruct you to vote (in person or by proxy) all shares of Common Stock of Northrop Grumman Corporation held by you for my account under the Plan at the Special Meeting of Stockholders of Northrop Grumman Corporation to be held at the Los Angeles Airport Marriott Hotel, 5855 West Century Boulevard in Los Angeles, California on February 26, 1998 at 10:00 a.m., and at all adjournments thereof, on the following matter as indicated on the reverse side and in your discretion on any other matters that may come before the Special Meeting and as to which discretionary authority is permitted by applicable law. If this card is signed and returned, but no choice is specified, I instruct you to vote this proxy in accordance with the Board of Directors' recommendation FOR the Merger Proposal (as defined below).

  1. THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF JULY 2, 1997, AS AMENDED, AMONG NORTHROP GRUMMAN CORPORATION, LOCKHEED MARTIN CORPORATION AND HURRICANE SUB, INC. (THE "MERGER PROPOSAL"); AND

  2. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

-------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

-------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED.              Please mark your
IF NOT OTHERWISE DIRECTED, THIS PROXY              vote as indicated    [X]
WILL BE VOTED FOR PROPOSAL 1.                      in this example



  -------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
  -------------------------------------------------------------
                                             FOR        AGAINST
  Proposal 1--The Merger Proposal            [ ]          [ ]

  -------------------------------------------------------------


Signature(s) __________________________ Dated __________________________ , 1998

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                     -------------------------------------
                     INSTRUCTION CARD     NORTHROP GRUMMAN
                     -------------------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 26, 1998
                     -------------------------------------

                     Dear Fellow Employee:

                         Just a reminder, your vote and
                     your investment in Northrop Grumman
                     are very important. Please complete
                     and return your Confidential
                     Instruction Card to the Trustee for
                     tabulation as soon as possible.

                                  Kent Kresa
                                  Chairman, President and
                                  Chief Executive Officer

                     Please return your proxy promptly.